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EXHIBIT 99.6


DUBIA, ERICKSON, TENERELLI & RUSSO, LLP
Michael R. Tenerelli, Bar No. 78401
2 Park Plaza, Suite 300
Irvine, CA 92614-8513
(949) 955-1177

Attorney for Plaintiff
Research Venture, LLC




                   SUPERIOR COURT FOR THE STATE OF CALIFORNIA
                    COUNTY OF ORANGE, CENTRAL JUSTICE CENTER


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
RESEARCH VENTURE, LLC, a limited liability company,     )  CASE NO.: 02CC10109
                  Plaintiff,                            )  (CONSOLIDATED WITH CASE NO. 02CC10111)
         vs.                                            )
                                                        )  ASSIGNED FOR ALL PURPOSES TO:
SSP SOLUTIONS, INC., a Delaware corporation, formerly   )  JUDGE ROBERT MOSS
known as LITRONIC, INC., and DOES 1 through 50,         )  DEPARTMENT C-64
inclusive,                                              )
                  Defendants.                           )  AMENDED STIPULATION FOR ENTRY OF JUDGMENT
__________________________________________________      )
                                                        )
RESEARCH VENTURE, LLC, a limited                        )  COMPLAINT FILED: JUNE 4, 2002
liability company,                                      )  FIRST AMENDED COMPLAINT FILED:
                  Plaintiff,                            )                        AUGUST 6, 2002 & AUGUST 7, 2002
         vs.                                            )
SSP SOLUTIONS, INC., a Delaware                         )
Corporation, formerly known as LITRONIC, INC., and DOES )
1 through 50, inclusive,                                )
                  Defendants.                           )
                                                        )
                                                        )
                                                        )
                                                        )
                                                        )
                                                        )
                                                        )
                                                        )
                                                        )
                                                        )
---------------------------------------------------------
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                  IT IS HEREBY STIPULATED on this 29th day of August, 2003, by and between Plaintiff RESEARCH VENTURE, LLC ("Plaintiff") on the one hand, and
Defendant SSP SOLUTIONS, INC. ("Defendant") on the other, that judgment may be immediately entered in the above-entitled action against Defendant and in favor

                                      -1-

                    AMENDED STIPULATION FOR ENTRY OF JUDGMENT


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of Plaintiff in the sum of $1,746,119.60 ("Stipulated Judgment Amount"), under the terms of this Amended Stipulation for Entry of Judgment ("Stipulation").

                  IT IS FURTHER STIPULATED AND AGREED that Plaintiff shall refrain from filing this Stipulation and the accompanying Judgment Pursuant to Stipulation ("Judgment"), a copy of which is attached hereto marked as EXHIBIT "A" and incorporated herein by this reference, on the following conditions:

                  1. On December 18, 2002, Defendant filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), for the resale of 1,236,246 shares of Defendant's common stock, of which 1,056,242 have actually been issued to Plaintiff. For the purpose of this Stipulation, the 1,056,242 shares shall be referred to as the "Old Shares". On or prior to September 15, 2003, Defendant shall (a) file such documentation with the SEC as may be required to have the Registration Statement declared effective by the SEC so that Plaintiff can immediately resell the Old Shares, (b) ensure that the Registration Statement remains effective until such time as Plaintiff has sold the Old Shares owned by Plaintiff, and (c) not restrict Plaintiff from selling the Old Shares at any time, and from time to time, after the effective date of the Registration Statement.

                  2. In the event (a) Defendant fails to have the Registration Statement declared effective by the SEC by September 15, 2003, (b) Defendant fails to maintain continuous effectiveness of the Registration Statement until such time as either (i) Plaintiff has sold all of the Old Shares owned by Plaintiff or (ii) all of the Old Shares have become eligible for resale pursuant to Rule 144(k) (or any similar provision relating to the disposition of securities then in force) under the Securities Act, or (c) Plaintiff, for any reason not within Plaintiff's control, is unable to sell any or all of the Old Shares without restriction, Plaintiff shall be entitled to cause this Stipulation and the accompanying Judgment to be entered by this Court, provided, however, that the amount of the Judgment shall be reduced by the number of Old Shares sold by Plaintiff multiplied by $1.30; all upon EX PARTE application and

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                    AMENDED STIPULATION FOR ENTRY OF JUDGMENT
declaration of Plaintiff's counsel that Defendant failed to comply with the terms and conditions in a complete and/or timely manner, without further notice or hearing.

                  3. On or prior to November 30, 2003, Defendant shall (a) file a registration statement on Form S-3, or other form then available to Defendant (the "Investor Registration Statement") covering, among other things, the resale of 414,450 shares of Defendant's common stock owned by Plaintiff (the "New Shares"), (b) have such Investor Registration Statement declared effective by the SEC so that Plaintiff can immediately resell the New Shares, and remain effective until such time as Plaintiff has sold the New Shares owned by Plaintiff and (c) not restrict Plaintiff from selling the New Shares at any time, and from time to time, after the effective date of the Investor Registration Statement.

                  4. In the event (a) Defendant fails to file the Investor Registration Statement and have it declared effective by the SEC by November 30, 2003, (b) Defendant fails to maintain continuous effectiveness of the Investor Registration Statement until such time as either (i) Plaintiff has sold all of the New Shares owned by Plaintiff or (ii) all of the Old Shares have become eligible for resale pursuant to Rule 144(k) (or any similar provision relating to the disposition of securities then in force) under the Securities Act, or (c) Plaintiff, for any reason not within Plaintiff's control, is unable to sell any or all of the New Shares without restriction, Plaintiff shall be entitled to cause this Stipulation and the accompanying Judgment to be entered by this Court in the amount of $373,005.00 less an amount equal to the number of New Shares sold by Plaintiff multiplied by $0.90, all upon EX PARTE application and declaration of Plaintiff's counsel that Defendant failed to comply with the terms and conditions in a complete and/or timely manner, without further notice or hearing; provided; however, that in the event Defendant fails to meet the requirements of this paragraph solely as a result of a review of the Investor Registration Statement by the SEC, then such failure, and only such failure, shall not entitle the Plaintiff to cause this Stipulation and the accompanying Judgment to be entered by this Court, provided, further, that in order to take advantage of such carve-out the Defendant shall, and shall cause its legal and accounting advisors to, act diligently to resolve any and all issues that the SEC may have regarding the Investor Registration Statement which is subject to

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                    AMENDED STIPULATION FOR ENTRY OF JUDGMENT


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such review.

                  5. Upon complete and timely performance of the terms and conditions set forth herein, Plaintiff shall file a Request for Dismissal with prejudice of the action.

                  IT IS FURTHER STIPULATED AND AGREED as follows:

                  1. Findings of fact and conclusions of law shall be, and the same hereby are, waived.

                  2. Said Judgment shall be entered and become final for all purposes upon entry thereof and each party waives any right to appeal therefrom.

                  3. Defendant acknowledges that it is aware that it is entitled to notice of hearing and hearing on the Complaint, and Defendant does hereby waive said right to notice of hearing and hearing prior to the entry of judgment and Defendant does expressly consent that a writ of execution may issue without notice in favor of Plaintiff.

                  4. It is further stipulated and agreed that the Defendant has voluntarily, knowingly and intelligently waived its respective civil due process rights to trial, notice and hearing on the Complaint.

                  5. It is further stipulated and agreed that at all times material hereto, Defendant has had the opportunity to consult with legal counsel of Defendant's own choosing concerning its respective rights with respect to the form and content of this Stipulation.

                  6. By entering into this Stipulation, Defendant makes a general appearance in these proceedings and hereby consents to the exercise of jurisdiction of all California courts in Orange County with respect to the proceedings herein and consent to the jurisdiction of said Court to issue any orders, judgment or to take any other further actions with respect to the proceedings herein. In addition, by entering into this Stipulation, Defendant agrees that this Stipulation is to have the force and effect of findings of fact and conclusions of law as though embodied in formal findings of fact and conclusions of law.

                  7. The above-entitled Court may make and enter the Judgment prepared in accordance with the foregoing Stipulation, which is hereby approved as to form and content by all parties, a copy of said Judgment being attached hereto.

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                    AMENDED STIPULATION FOR ENTRY OF JUDGMENT

                  IT IS FURTHER STIPULATED that Plaintiff can, upon entry of Judgment, without any further demand or notice, cause a writ of execution to be issued and levied upon.

                  IN ITS ENTIRETY, THE UNDERSIGNED HAVE READ THE FOREGOING AGREEMENT AND STIPULATION AND ATTACHED JUDGMENT PURSUANT TO STIPULATION, AND FULLY UNDERSTAND THE TERMS AND CONDITIONS THEREOF.


DATED: August 29, 2003              RESEARCH VENTURE, LLC, a limited liability
                                    company

                                    By:      /S/ JACK J. KESSLER
                                       -----------------------------------------
                                             Its:     MEMBER/MANAGER
                                                 -------------------------------
DATED:  August 29, 2003             SSP SOLUTIONS, INC., a Delaware corporation,
                                    formerly known as LITRONIC INC.

                                    By:      /S/ THOMAS E. SCHIFF
                                       -----------------------------------------
                                             Its:     CFO
                                                 -------------------------------



APPROVED AS FORM:

DUBIA, ERICKSON, TENERELLI & RUSSO, LLP

By:      /S/ MICHAEL R. TENERELLI
   ----------------------------------------------
         Michael R. Tenerelli
         Attorneys for Plaintiff Research Venture



RUTAN & TUCKER, LLP

By:      /S/ MICHAEL T. HORNAK
   ----------------------------------------------
         Michael T. Hornak
Attorneys for Defendant SSP Solutions, Inc.

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                    AMENDED STIPULATION FOR ENTRY OF JUDGMENT